SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported) July 6, 2004

ACR GROUP, INC.
(Exact Name of Registrant as Specified in Its Charter)

Texas	0-12490	74-2008473
(State or Other	(Commission	(IRS Employer
Jurisdiction of Incorporation)	File Number)	Identification No.)

3200 Wilcrest Drive,
Suite 440
Houston, Texas 77042
(Address of Principal Executive Offices, Including Zip Code)

(713) 780-8532
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibit 99.1—ACR Group, Inc Press Release dated July 6, 2004.

Item 9. Regulation FD Disclosure.

On July 6, 2004, ACR Group, Inc. (the “Company”) issued a press release reporting its financial results for the fiscal quarter year ended May 31, 2004. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

The information contained in this Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition,” under Item 9 of Form 8-K.

Exhibit	Description
99.1	Press release dated July 6, 2004 issued by ACR Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ACR Group, Inc.

Dated: July 6, 2004	By: /s/ Anthony R. Maresca Anthony R. Maresca Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release dated July 6, 2004 by ACR Group, Inc.